UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 25, 2019

MYND ANALYTICS, INC.

(Exact name of Company as specified in its charter)

Delaware	001-35527	87-0419387
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

26522 La Alameda

Mission Viejo, CA 92691

(Address of principal executive offices)

(949) 420-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MYND	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	MYNDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On June 25, 2019, MYnd Analytics, Inc. (the “Company”) and its wholly-owned subsidiary Telemynd, Inc. (“Telemynd”) entered into exchange agreements (the “Exchange Agreements”) with the holders of its Series A Preferred Stock and Series A-1 Preferred Stock (collectively, the “MYnd Preferred Shares”). The Exchange Agreements were entered into pursuant to the Agreement and Plan of Merger and Reorganization (as amended on May 24, 2019, the “Merger Agreement”) with Emmaus Life Sciences, Inc. (“Emmaus”) and Athena Merger Subsidiary, Inc. (“Merger Sub”), which provides that all MYnd Preferred Shares must cease to be outstanding prior to the time that Merger Sub merges with and into Emmaus, with Emmaus surviving as a subsidiary of the Company (the “Merger”). Pursuant to the Exchange Agreements, the MYnd Preferred Shares will be exchanged for an equivalent number of shares of Company common stock, par value $0.001 per share (the “Common Exchange Shares”) and an equivalent number of Telemynd Preferred Shares, as described below.

As previously announced, on March 27, 2019, the Company entered into an Amended and Restated Separation and Distribution Agreement (“Separation Agreement”) with Telemynd, pursuant to which all of the business and assets of the Company and those liabilities of the Company not retained in connection with the Merger will be contributed to Telemynd. The Separation Agreement provides that holders of record of Company common stock will receive a pro rata distribution of Telemynd common stock, par value $0.001 per share (“Telemynd Common Shares”), contingent upon the consummation of the Merger (the “Spin-Off”). In connection therewith, the Exchange Agreements provide that immediately after the Spin-Off, each holder of MYnd Preferred Shares will receive an equivalent number of shares of Series A Preferred Stock of Telemynd, par value $0.001 per share (the “Telemynd Preferred Shares”), in addition to the Common Exchange Shares described above.

The Exchange Agreements also provide that if (i) Telemynd sells Telemynd Common Shares in one or more registered public offerings or private placements, at a price per share that is equal to, or in excess of, three times the then current conversion price of the Telemynd Preferred Shares or (ii) the Telemynd Common Shares trade on a national securities exchange and have a closing sale price that is equal to, or in excess of, three times the then current conversion price of the Telemynd Preferred Shares for at least five consecutive days, all of the Telemynd Preferred Shares will automatically convert into Telemynd Common Shares.

The foregoing description of the Exchange Agreements is subject to, and qualified in its entirety by, the document attached hereto as Exhibit 10.1, which is incorporated herein by reference.

3.03 Material Modification to Rights of Security Holders

On June 28, 2019, the Company amended the terms of its existing Warrant Agreements, dated as of July 19, 2017 and July 25, 2017, which were entered into between the Company and American Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreements”), to reduce the exercise price of the warrants issued pursuant to the Warrant Agreements from $5.25 to $2.00 per share, effective upon the consummation of the Merger, for a period of one year.

The foregoing description of the amendment to the Warrant Agreements is subject to, and qualified in its entirety by, the document attached hereto as Exhibit 4.1, which is incorporated herein by reference.

5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 25, 2019, the Company granted 10,000 options to purchase Company common stock (the “Options”) to Donald D’Ambrosio, the Company’s chief financial officer. The grant was made pursuant to the Company’s Amended and Restated 2012 Omnibus Incentive Compensation Plan. The Options are immediately exercisable at an exercise price of $1.18 per share, and will expire ten years from the issuance date.

Item 9.01(d). Financial Statements and Exhibits.

(d) Exhibits.

4.1	Amendment, dated June 28, 2019, to Warrant Agreements, dated July 19, 2017 and July 25, 2017, between the Company and American Stock Transfer & Trust Company, LLC
10.1	Form of Exchange Agreement

IMPORTANT INFORMATION ABOUT THE TRANSACTIONS WILL BE FILED WITH THE SEC

This communication is being made in respect of the proposed business combination involving MYnd and Emmaus Life Sciences, Inc. (“Emmaus”). In connection with the proposed transaction, MYnd and Emmaus have filed documents with the SEC, including a final Joint Proxy Statement/Prospectus filed on June 14, 2019, and each of MYnd and Emmaus plan to file with the SEC other documents regarding the proposed transactions. INVESTORS AND SECURITY HOLDERS OF MYND AND EMMAUS ARE URGED TO CAREFULLY READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC BY MYND AND EMMAUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and security holders may view these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov and by contacting MYnd Investor Relations at mynd@crescendo-ir.com. Investors and security holders may view the documents filed with the SEC on MYnd’s website at www.myndanalytics.com or through the SEC’s website at www.sec.gov. Investors and security holders are urged to read the Joint Proxy Statement/ Prospectus and other documents filed with the SEC before making any voting or investment decision in connection with the proposed transactions.

PARTICIPANTS IN THE SOLICITATION

MYnd, Emmaus and their respective directors and executive officers may be deemed participants in the solicitation of proxies with respect to the proposed transaction. Information regarding the interests of these directors and executive officers in the proposed transaction has been included in the Joint Proxy Statement/Prospectus described above. Additional information regarding the directors and executive officers of MYnd is also included in MYnd’s proxy statement for its 2018 Annual Meeting of Shareholders, which was filed with the SEC on March 1, 2018, as updated in MYnd’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018, and additional information regarding the directors and executive officers of Emmaus is also included in Emmaus’ proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on August 23, 2018. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the proposed transaction.

NO OFFERS OR SOLICITATIONS

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, giving MYnd’s and Emmaus’ expectations or predictions of future financial or business performance or conditions, including, without limitation, statements related to (i) market opportunities for certain of the Company’s products, (ii) general market trends in mental health and payor coverage, (iii) the ability of MYnd’s products to successfully produce objective data, improve efficiency in the treatment of depression and other mental health and psychiatric illnesses, recognize patterns, predict outcomes and personalize medicine, improve patient outcomes or reduce healthcare costs, (iv) statements relating to the Agreement and Plan of Merger dated as of January 4, 2019, by and among the Company, the Company’s wholly owned subsidiary, Athena Merger Subsidiary, Inc., and Emmaus (the “Merger Agreement”), (v) the transactions contemplated by the Merger Agreement including but not limited to the Merger (as defined in the Merger Agreement) and (vi) MYnd’s or the combined company’s future financial condition, performance and operating results, strategy and plans. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and MYnd and Emmaus assume no duty to update forward-looking statements.

In addition to factors previously disclosed in MYnd’s and Emmaus’ reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements and historical performance: the ability of MYnd to meet the closing conditions to the Merger, including requisite approval by MYnd’s and Emmaus’ stockholders on a timely basis or at all; delay in closing the Merger; the ability to effect the proposed spin-off; adverse tax consequences to shareholders of the proposed spin-off; disruption following the Merger; the ability of MYnd’s products to successfully produce objective data; the ability of MYnd’s products to improve efficiency in the treatment of depression and other mental health and psychiatric illnesses; the ability of MYnd’s products to recognize patterns, predict outcomes and personalize medicine; the ability of MYnd’s products to improve patient outcomes and to reduce healthcare costs; and the availability and access, in general, of funds to fund operations and necessary capital expenditures.

Other risks and uncertainties are more fully described in MYnd’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018, and Emmaus’ Annual Report on Form 10-K for the year ended December 31, 2018, each filed with the SEC, and in other filings that MYnd or Emmaus makes and will make with the SEC in connection with the proposed transactions, including the Joint Proxy Statement/Prospectus described herein under “Important Additional Information About the Transaction Will be Filed with the SEC.” Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements made in this Current Report on Form 8-K and the exhibits attached hereto speak only as of the date stated herein, and subsequent events and developments may cause MYnd’s or Emmaus’ expectations and beliefs to change. While MYnd or Emmaus may elect to update these forward-looking statements publicly at some point in the future, each of MYnd and Emmaus specifically disclaims any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing MYnd’s or Emmaus’ views as of any date after the date stated herein.. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYnd Analytics, Inc.

	By:	/s/ Donald D’Ambrosio
June 28, 2019		Donald D’Ambrosio
Chief Financial Officer

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